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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of report (Date of earliest event
                         reported) September 11, 2000



                 J.P. Morgan Commercial Mortgage Finance Corp.
                 ---------------------------------------------

              (Exact Name of Registrant as Specified in Charter)



                 Delaware                                  333-87441                                 13-3789046
------------------------------------------      -----------------------------         ------------------------------------
     (State or Other Jurisdiction of                (Commission File Number)          (I.R.S. Employer Identification No.)
              Incorporation)

                                                  60 Wall Street
                                             New York, New York  10260
                                          -----------------------------
                                          (Address of Principal Executive
                                               Offices and Zip Code)

                         Registrant's telephone number, including area code (212) 648-3060
                                                                            --------------


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
Item 5.   Other Events
-------   ------------

Filing of Collateral Term Sheet.
--------------------------------

         In connection with the proposed offering of J.P. Morgan Commercial Mortgage Finance Corp. (the "Company") Mortgage Pass-Through Certificates, Series 2000-C10, J.P. Morgan Securities Inc. and Salomon Smith Barney Inc. (together, the "Underwriters") have prepared certain materials (the "Collateral Term Sheet") for distribution to their potential investors. Although the Company provided the Underwriters with certain information regarding the characteristics of the mortgage loans in the related portfolio, it did not participate in the preparation of the Collateral Term Sheet.

         The Collateral Term Sheet is attached hereto as Exhibit 99. These Collateral Term Sheet supercede any prior collateral information which may have been previously filed with the Securities and Exchange Commission.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------   ---------------------------------------------------------

         (a)      Not applicable.
         (b)      Not applicable.
         (c)      Exhibits.

         The following is filed herewith. The exhibit number corresponds with
Item 601(b) of Regulation S-K.

               Exhibit No                                       Description
               ----------                                       -----------

                   99                                   Collateral Term Sheet

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            J.P. Morgan Commercial Mortgage
                                                     Finance CORP.




                                            By:   /s/ Clive Bull
                                              ____________________________
                                               Name:    Clive Bull
                                               Title:   Vice President



Dated:   September 13, 2000

                                 Exhibit Index
                                 -------------




               Exhibit                                             Page
               -------                                             ----

99             Collateral Term Sheet                               6


                                  EXHIBIT 99

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any collateral information subsequently delivered and the final prospectus for any securities actually sold to you.
                                                            September 11, 2000
               PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET
                              (Subject to change)
                 J.P. Morgan Commercial Mortgage Finance Corp.
              Mortgage Pass-Through Certificates, Series 2000-C10
                          $738,541,419 (Approximate)

Approximate Securities Structure

                         Approx.
                         Face/       Credit    Expected   Expected
                         Notional    Support   Weighted   Payment
                         Amount     (% of      Average    Window

Class    Ratings           (MM)     Balance)   Life (a)     (a)
-------- --------------- ---------- ---------- ---------- ---------
Publicly Offered Classes

   A1    AAA / Aaa       $95.5         23.250%    5.5        1 - 105
   A2    AAA / Aaa       471.3         23.250     9.1      105 - 114
   X     AAA / Aaa       738.5(b)         N/A     N/A            N/A
   B     AA / Aa2         31.4         19.000     9.5      114 - 115
   C     A / A2           29.5         15.000     9.6      115 - 116
   D     A- / A3           9.2         13.750     9.6      116 - 116
   E     BBB / Baa2       23.0         10.625     9.6      116 - 116

Privately Offered Classes
-------- --------------- --------- ----------- ---------- --------
F       BBB- / Baa3       10.2          9.250     N/A          N/A
G       BB+ / Ba1         14.8          7.250     N/A          N/A
H       BB / Ba2          14.8          5.250     N/A          N/A
J       BB- / Ba3          7.4          4.250     N/A          N/A
K       B+ / B1            5.5          3.500     N/A          N/A
L       B / B2             7.4          2.500     N/A          N/A
M       B- / B3            5.5          1.750     N/A          N/A
NR                        12.9          0.000     N/A          N/A
------- --------------- --------- ----------- ---------- ---------
     Total Securities:  $738.5

Note: (a) Calculated at 0% CPR, no balloon extensions, ARD loans pay in full on the Anticipated Repayment Date, clean-up call is not exercised and there are no defaults
      (b) Notional amount

Key Features
------------
Co-Lead Managers:           J.P. Morgan Securities Inc.
                                 (Bookrunner)
                            Salomon Smith Barney
Mortgage Loan Seller:       Morgan Guaranty Trust Company of New
                                     York
Servicer:                   Midland Loan Services, Inc.
Special Servicer:           ORIX Real Estate Capital Markets, LLC
Trustee:                    State Street Bank & Trust Co.
Rating Agencies:            Fitch, Inc.
                            Moody's Investors Services, Inc.
Pricing:                    Late-September
Cut-off Date:               September 1, 2000
Distribution Date:          15th of each month, or following
                                business day (commencing October
                                     2000)
Payment Delay:              14 Days
ERISA Eligible:             A1, A2 and X (other classes TBD)
Structure:                  Sequential pay
Day Count:                  30/360
Tax Treatment:              REMIC
Rated Final Distribution    Distribution Date in October 2032
Date:
Clean-up Call:              1%
Minimum Denomination:       $25,000 (All Classes except Class X)
                            $100,000 (Class X only)
Delivery:                   DTC, Euroclear and Cedel

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Collateral Facts

Initial Pool Balance:                               $738,541,419
Number of Mortgage Loans:                                    168
Number of Mortgaged Properties:                              194
Average Cut-off Date Balance per Loan:                $4,396,080
Average Cut-off Date Balance per Property:            $3,806,915
Weighted Average Current Mortgage Rate:                    8.33%
Weighted Average UW DSCR: (a)                              1.33x
Weighted Average Cut-off Date LTV Ratio: (a)               68.9%
Weighted Average Remaining Term to Maturity                  116
(months):
Weighted Average Remaining Amortization Term                 328
(months): (b)
Weighted Average Seasoning (months):                           9
Ten Largest Loans as % of Balance:                         28.8%


(a) For purposes of calculating the weighted average
DSCR and LTV ratio throughout this termsheet, three credit tenant lease loans representing 1.3% of initial pool balance, were excluded.
(b) Excludes two interest-only loans representing 6.5% of the initial pool balance.

Ten Largest Loans (a)


                      Balance     % by      UW
Loan                     (MM)  Balance    DSCR     LTV  Property Type
--------------------- -------- -------- ------- ------- --------------
Abbey Portfolios         47.7     6.45    1.74    58.9  Retail/Indust./Off.
III & IV
Atlantic                 22.0     2.98    1.27    61.8  Industrial
Development II                                          Flex
Covina Hills             21.6     2.92    1.27    71.9  Mobile Home Park
Liberty Fair Mall        20.5     2.78    1.26    63.4  Regional Mall
Wilshire Financial       18.6     2.52    1.32    68.8  CBD Office
Hub Tower                18.0     2.43    1.25    70.4  CBD Office
Gerry Buildings          16.8     2.28    1.25    71.9  Retail/Mfr./Flex.
Embassy                  16.5     2.24    1.40    69.7  Full Service
Suites-Deerfield                                        Hotel
Fairgrounds Plaza        16.2     2.19    1.27    78.3  Anchored Retail

Comfort Inn & Suites     14.9     2.01    1.39    68.5  Hotel
--------------------- -------- -------- ------- ------- --------------
Total/Wtd. Avg.        $212.8    28.8%     1.39  67.8%

(a) Abbey Portfolio III & IV, represent two mortgage loans, which are cross-collateralized and cross-defaulted with each other.


Selected Loan Data


                            No. of     Balance        % of     WA UW
Geographic Distribution     Properties (MM)(a)  Balance (a)     DSCR
--------------------------- ---------- -------- ----------- --------
California                         39  $203.1        27.5%     1.40x
   Southern                        35   190.3         25.8      1.41
   Northern                         4    12.9          1.7      1.24
Texas                              19    62.5          8.5      1.32
New Jersey                          5    44.0          6.0      1.27
Illinois                           10    40.1          5.4      1.34
Florida                            18    37.9          5.1      1.31
Virginia                            6    35.2          4.8      1.26
Arizona                             7    29.9          4.1      1.31
Maryland                            2    28.8          3.9      1.26
Ohio                                6    26.2          3.6      1.34
< 3.5% (24 states)                 82   230.8         31.3      1.34
--------------------------- ---------- -------- ----------- --------
Total/Wtd. Avg.                   194   $738.5      100.0%    1.33x


                            No. of     Balance        % of     WA UW
Property Type               Properties (MM)(a)  Balance (a)     DSCR
--------------------------- ---------- -------- ----------- --------
Multifamily/MHP                    73    228.0        31.0%    1.30x
Retail                             51    195.4        26.5     1.32
Office                             24    126.8        17.2     1.30
Industrial                         19     93.0        12.6     1.39
Hotel                              10     53.2         7.2     1.38
Self Storage                       10     22.5         3.0     1.42
Mixed Use                           3     10.6         1.4     1.37
Nursing Home                        3      7.8         1.1     1.90
Congregate Care                     1      1.2         0.2     1.50
--------------------------- ---------- -------- ----------- --------
Total/Wtd. Avg.                   194   $738.5      100.0%    1.33x

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan Incorporated does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the mortgage loans contained herein supersedes any previous collateral information and will be superseded by collateral information subsequently delivered and the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the seller of the mortgage loans. J.P. Morgan and/or its affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. is a members of SIPC. Copyright 2000 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan Securities Inc. entity in their home jurisdiction unless governing law permits otherwise.